Exhibit 10.5

Execution Version

FIRST AMENDMENT

TO

SECOND LIEN CREDIT AGREEMENT

DATED AS OF MAY 28, 2013

AMONG

DGK ORRI HOLDINGS, L.P.,

AS BORROWER,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

AND

WELLS FARGO ENERGY CAPITAL, INC.,

AS ADMINISTRATIVE AGENT,

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This First Amendment to Second Lien Credit Agreement (this “First Amendment”) dated as of May 28, 2013, is among DGH ORRI HOLDINGS, L.P., a Delaware limited liability company (the “Borrower”), each Lender (as defined below) party hereto, and Wells Fargo Energy Capital, Inc., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

RECITALS

A. The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each as a “Lender”) have entered into the Second Lien Credit Agreement dated as of October 19, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

B. The Borrower has requested that the Lender, and the Lender has agreed to, make an additional loan of $4,000,000 to the Borrower under the Credit Agreement as set forth herein.

C. Such additional $4,000,000 loan is intended to be a “Loan” under the Credit Agreement and the other Loan Documents.

D. NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1. Definitions. Unless otherwise defined in this First Amendment, each capitalized term used in this First Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2. Additional Borrowing. Subject to satisfaction of all of the conditions in Section 4 hereof, the Lender will make an additional loan to the Borrower (the “Additional Borrowing”) in the aggregate principal amount of $4,000,000 on the Amendment Effective Date. The Borrower, the Administrative Agent and the Lender each intends that the Additional Borrowing is (i) a portion of the Loans under and pursuant to the Credit Agreement and (ii) a portion of the Loans for all purposes of the other Loan Documents.

Section 3. Amendments to Credit Agreement.

3.1 Section 1.02. Section 1.02 of the Credit Agreement is hereby amended by deleting the definitions of “Agreement” and “Loans” in their entirety and replacing them with the following:

“‘Agreement’ means this Second Lien Credit Agreement, as amended by the First Amendment to Second Lien Credit Agreement dated as of May 28, 2013, as the same may be amended, amended and restated, supplemented or modified from time to time.”

“‘Loans’ means the collective reference to the term loans made by each Lender to the Borrower pursuant to this Agreement, including the term loan in the amount of $26,000,000 made to the Borrower on October 19, 2012, and the term loan in the amount of $4,000,000 made to the Borrower on May 28, 2013, pursuant to this Agreement.”

3.2 Section 2.01. Schedule 2.01 to the Credit Agreement is hereby amended such that the Credit Commitment of Wells Fargo Energy Capital, Inc. shall reflect a value of $30,000,000.

Section 4. Effectiveness. This First Amendment shall become effective and the Lenders shall make the Additional Borrowing available to the Borrower on the first date on which each of the conditions set forth in this Section 4 is satisfied (such date the “Amendment Effective Date”):

4.1 The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment from the Borrower and all of the Lenders.

4.2 The Borrower shall have paid all fees and other amounts due and payable on or prior to the Amendment Effective Date, including:

(a) a fee payable to the Administrative Agent for the benefit of the Lenders in the amount of $40,000; and

(b) to the extent invoiced, all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3 No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date, after giving effect to the terms of this First Amendment.

4.4 Certificates. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower stating that the resolutions of its board of directors, board of managers or other appropriate governing body, delivered pursuant to the Credit Agreement remains in full force and effect and has not been amended or modified in any respect.

4.5 Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

Notwithstanding the foregoing, the obligations of the Lenders to make the Additional Borrowing hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived) at or prior to 2:00 p.m., Houston time, on June    , 2013 (and, in the event such conditions are not so satisfied or waived, this First Amendment shall terminate at such time).

Section 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 6. Miscellaneous. (a) On and after the effectiveness of this First Amendment, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this First Amendment; (ii) all references in the Credit Agreement or any other Loan Document to the Loan or Loans shall include and be a reference to the Loan made to the Borrower under the Credit Agreement on October 19, 2012, as supplemented by the Additional Borrowing made to the Borrower on the Amendment Effective Date; and (iii) all references in each Loan Document to the Second Lien Credit Obligations shall include and be a reference to the Second Lien Credit Obligations including the Additional Borrowing; (b) the execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any Default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this First Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this First Amendment.

Section 7. Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this First Amendment and the terms of and the making of the Additional Borrowing, (b) ratifies and affirms each of its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby and (c) represents and warrants to the Lenders that as of the Amendment Effective Date, after giving effect to the terms of this First Amendment that all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date.

Section 8. Loan Document. This First Amendment is a Loan Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement and the other Loan Documents relating to Loan Documents shall apply hereto.

Section 9. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS SECOND AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	DGK ORRI HOLDINGS, LP,
a Delaware limited partnership as Borrower

	By:	DGK ORRI GP, LLC, its sole general partner

	By:	/s/ Chris Placca
Name: Chris Placca
Title: President

Signature Page

DGK ORRI HOLDINGS, LP – First Amendment

ADMINISTRATIVE AGENT:	WELLS FARGO ENERGY CAPITAL,
INC., as Administrative Agent and Lender

	By:	/s/ Bryan M. McDavid
Name: Bryan M. McDavid
Title: Director

Signature Page

DGK ORRI HOLDINGS, LP – First Amendment